UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Universal Corporation (the “Company”) issued a press release on February 9, 2026, discussing its financial results for the quarter ended December 31, 2025. A copy of this release is furnished as Exhibit 99.1 to this Current Report on From 8-K and is incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2026, the Board of Directors (the “Board”) of the Company elected Steven S. Diel as the Company’s Senior Vice President and Chief Financial Officer, effective April 1, 2026 (the “Effective Date”). Johan C. Kroner, who previously notified the Company of his intention to retire as Senior Vice President and Chief Financial Officer of the Company, effective on July 1, 2026, will step down as the Company’s Senior Vice President and Chief Financial Officer as of the Effective Date. In order to support a smooth transition of leadership, Mr. Kroner will remain with the Company as a Senior Vice President until the effective date of his retirement.
Mr. Diel, age 54, has served as Vice President and Chief Financial Officer for the Company’s Ingredients segment since January 2026. Prior to assuming this role, Mr. Diel served as Vice President, Business Development, for the Company since May 2018. From 2016 through April 2018, Mr. Diel served as Chief Financial Officer of Elitefts.com, Inc., a privately held fitness equipment retail and distribution company, and from 2014 through 2016, he served as Senior Manager - Financial Planning & Analysis at Chicago Bridge & Iron Company N.V. Mr. Diel holds an MBA from the Indiana University Kelley School of Business and a B.S. in Business Administration from Eastern Illinois University.
Any compensation changes made in connection with Mr. Diel’s election as the Company’s Senior Vice President and Chief Financial Officer will be determined and approved by the Company’s Compensation and Human Resources Committee at a later date.
There are no arrangements or understandings between Mr. Diel and any other person pursuant to which Mr. Diel was selected as an officer, and Mr. Diel does not have a family relationship with any of the Company’s directors or executive officers. Additionally, neither Mr. Diel nor any member of his immediate family has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure
On February 9, 2026, the Company issued a press release announcing the election of Mr. Diel. A copy of this release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act , or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated February 9, 2026, announcing results for the quarter ended December 31, 2025.

	99.2	Press release dated February 9, 2026, announcing the election of Steven S. Diel as Chief Financial Officer.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	February 9, 2026	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel, and Secretary